CONSENT UNDER THE CREDIT AGREEMENT
                            BUCKEYE TECHNOLOGIES INC.

                         Consent Under Credit Agreement

         This Agreement, dated as of August 20, 2002 (this "Agreement"), is among Buckeye Technologies Inc., a Delaware corporation, its subsidiaries set forth on the signature pages hereto, and Fleet National Bank, as Agent for itself and the other Lenders under the Credit Agreement referred to below. The parties agree as follows:

        1. Credit Agreement; Definitions. This Agreement relates to the Credit Agreement dated as of April 16, 2001 among the parties hereto and certain lenders (as amended and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used with the meaning so defined.

        2. Consent with Respect to Prepayment of Financing Debt. Notwithstanding
Section 6.13 of the Credit Agreement, which prohibits the Company from making any voluntary prepayment of principal of or interest on any Financing Debt (other than the Credit Obligations) at any time when Consolidated Total Net Debt is greater than 350% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.2 of the Credit Agreement, the Lenders consent that the Company may pay up to $22 million to UPM-Kymmene (the "Prepayment"), as a prepayment of the entire amount of the note payment due and payable to UPM-Kymmene on or before October 1, 2002 in respect of the deferred purchase price for the Walkisoft assets. Notwithstanding the foregoing, the Company shall not make the Prepayment unless and until:

           (a) the Company has provided to the Agent computations based upon preliminary financial statements for the fiscal quarter ended June 30, 2002 in substantially the form of Exhibit 6.4 to the Credit Agreement demonstrating compliance with the Computation Covenants as of the end of such fiscal quarter, and such computations shall be in form and substance satisfactory to the Agent and

           (b) the Company has provided to the Agent computations based upon preliminary financial statements for the fiscal quarter ended June 30, 2002 on a pro forma basis assuming that the Prepayment had been made prior to the end of such fiscal quarter in substantially the form of Exhibit 6.4 to the Credit Agreement demonstrating compliance with the Computation Covenants as of the end of such fiscal quarter, and such computations shall be in form and substance satisfactory to the Agent.

        3. Waiver of Stock Issuance Covenant. The Company represents and warrants that between May 21, 2002 and the date hereof, it has sold its nonredeemable capital stock on arms length terms in return for $21,363,690 in net sale proceeds. Based on the foregoing representation and warranty, the Lenders waive compliance with Section 4 of Amendment No. 3 to the Credit Agreement dated as of March 18, 2002, which requires the Company by August 31, 2002 to issue its nonredeemable capital stock on arm's length terms in return for at least $30,000,000 in net sale proceeds.

        4. Representations and Warranties. In order to induce the Agent and the documentation agents to enter into this Agreement, each of the Company and the Guarantors jointly and severally represents and warrants that after giving effect to this Agreement, (a) no Default exists and (b) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date).

        5. Payment of Fees and Expenses. On the date hereof, the Company shall pay to the Agent (a) for the account of the Lenders, an amendment fee in an amount equal to 0.10% of the respective Commitments of the Lenders and (b) the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.

        6. General. The Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Interest and fees under the Credit Agreement shall be calculated for all periods as provided in the Credit Agreement. Each of this Agreement and the Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement and all actions relative hereto and to the other Credit Documents shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.



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


         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                 BUCKEYE TECHNOLOGIES INC.
                                 BUCKEYE FLORIDA CORPORATION
                                 BUCKEYE LUMBERTON INC.
                                 BKI INTERNATIONAL INC.
                                 BFOL 2 INC.
                                 BFC 2 INC.

                                 By: /S/ GAYLE L. POWELSON
                                     ---------------------
                                     As an authorized officer of each of the
                                     foregoing corporations

                                 BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                                 By Buckeye Florida Corporation, general partner

                                 By:  /S/ GAYLE L. POWELSON
                                      ---------------------

                                 Title: Vice President

                                 BUCKEYE  MT. HOLLY LLC
                                 By Buckeye Lumberton Inc., manager

                                 By: /S/ GAYLE L. POWELSON
                                     ---------------------
                                 Title: Vice President

                                 BKI ASSET MANAGEMENT CORPORATION
                                 BKI HOLDING CORPORATION

                                 By: /S/ MILDRED F. SMITH
                                     --------------------
                                 Title: Secretary

                                 BKI LENDING INC.

                                 By: /S/ JANICE C. GEORGE
                                     --------------------
                                 Title:  Secretary

                                  BUCKEYE TECHNOLOGIES CANADA INC.

                                  By:  /S/ JANICE C. GEORGE
                                       --------------------
                                       Janice C. George, President

                                  BFC 3 LLC
                                  By:  BFOL 2 INC., its manager

                                       By:  /S/ GAYLE L. POWELSON
                                            ---------------------
                                       Title: Vice President

                                  BFOL 3 LLC
                                  By:  BFC 2 INC., its manager

                                        By:  /S/ GAYLE L. POWELSON
                                            ---------------------
                                        Title: Vice President

                                  MERFIN SYSTEMS INC.

                                  By: /S/ GAYLE L. POWELSON
                                      ---------------------
                                  Title: Vice President

                                  FLEET NATIONAL BANK

                                  By  /S/THOMAS J. MAHONEY
                                      --------------------
                                  Title: Director


                                  ABN AMRO BANK, N.V.

                                  By /S/ W. PATRICK FISCHER
                                     ----------------------
                                  Title: Senior Vice President

                                  By /S/ JOHN M. PASTORE
                                     -------------------
                                  Title: Vice President


                                  BANK OF AMERICA, N.A.

                                  By /S/ DAN LANGELIER
                                     -----------------
                                  Title: Senior Vice President


                                  THE BANK OF NOVA SCOTIA

                                  By /S/ N. BELL
                                     -----------
                                  Title: Senior Manager


                                  FIRST PIONEER FARM CREDIT, ACA

                                  By /S/ JAMES PAPAI
                                     ---------------
                                  Title: Vice President

                                   TORONTO DOMINION (TEXAS), INC.

                                   By /S/ ANN S. SLANIS
                                      -----------------
                                      Title: Vice President


                                   UNION PLANTERS BANK, NA

                                   By /S/ CRAIG E. GARDELLA
                                      ---------------------
                                   Title: Senior Vice President


                                   WACHOVIA BANK, NA

                                   By /S/ RON R. FERGUSON
                                      -------------------
                                   Title: Managing Director


                                   U.S. BANK NATIONAL ASSOCIATION

                                   By /S/ DOUGLAS S. DUNBAR
                                      ----------------------
                                      Title: Vice President


                                   OAK HILL CREDIT PARTNERS I, LIMITED
                                   By: Oak Hill CLO Management I, LLC, as
                                       Investment Manager

                                   By /S/ ROBERT OKUN
                                      ---------------
                                   Title:


                                   NUVEEN SENIOR INCOME FUND
                                   By:    Nuveen Senior Loan Asset Management

                                   By /S/ GUNTHER STEIN
                                      ------------------
                                   Title: Portfolio Manager